DELAWARE GROUP RETIREMENT INCOME FUND A
TOTAL RETURN PERFORMANCE
INCEPTION
-------------------------------------------------------------------------------


Initial Investment                                              $1,000.00
Beginning OFFER                                                     $8.92
Initial Shares                                                    112.108


   Fiscal       Beginning         Dividends      Reinvested      Cumulative
    Year          Shares         for Period        Shares          Shares

---------------------------------------------------------------------------
    1997         112.108            $0.043          0.543          112.651
---------------------------------------------------------------------------







Ending Shares                                  112.651
Ending NAV                              x        $9.38
                                            ----------
Investment Return                            $1,056.67





Total Return Performance
------------------------
Investment Return                            $1,056.67
Less Initial Investment                      $1,000.00
                                            ----------
                                                $56.67  /  $1,000.00 x 100



Total Return:                                     5.67%

DELAWARE GROUP RETIREMENT INCOME FUND A
TOTAL RETURN PERFORMANCE
INCEPTION
-------------------------------------------------------------------------------


Initial Investment                                               $1,000.00
Beginning NAV                                                        $8.50
Initial Shares                                                     117.647


   Fiscal       Beginning         Dividends      Reinvested      Cumulative
    Year          Shares         for Period        Shares          Shares

---------------------------------------------------------------------------
   1997         117.647            $0.043          0.570          118.217
---------------------------------------------------------------------------


Ending Shares                                     118.217
Ending NAV                                  x       $9.38
                                                ---------
Investment Return                               $1,108.88





Total Return Performance
------------------------
Investment Return                               $1,108.88
Less Initial Investment                         $1,000.00
                                                ---------
                                                $  108.88   /  $1,000.00 x 100



Total Return:                                       10.89%

DELAWARE GROUP RETIREMENT INCOME FUND A
TOTAL RETURN PERFORMANCE
THREE MONTHS
------------------------------------------------------------------------------


Initial Investment                                              $1,000.00
Beginning OFFER                                                     $9.32
Initial Shares                                                    107.296


   Fiscal       Beginning         Dividends      Reinvested      Cumulative
    Year          Shares         for Period        Shares          Shares

---------------------------------------------------------------------------
   1997          107.296           $0.000          0.000           107.296
---------------------------------------------------------------------------







Ending Shares                                      107.296
Ending NAV                                   x       $9.38
                                                 ---------
Investment Return                                $1,006.44





Total Return Performance
------------------------
Investment Return                                $1,006.44
Less Initial Investment                          $1,000.00
                                                 ---------
                                                     $6.44   /  $1,000.00 x 100



Total Return:                                         0.64%

DELAWARE GROUP RETIREMENT INCOME FUND A
TOTAL RETURN PERFORMANCE
THREE MONTHS
---------------------------------------------------------------------------


Initial Investment                                        $1,000.00
Beginning NAV                                                 $8.88
Initial Shares                                              112.613


   Fiscal       Beginning         Dividends      Reinvested      Cumulative
    Year          Shares         for Period        Shares          Shares

---------------------------------------------------------------------------
   1997         112.613            $0.000           0.000         112.613
---------------------------------------------------------------------------







Ending Shares                                    112.613
Ending NAV                                x        $9.38
                                               ---------
Investment Return                              $1,056.31





Total Return Performance
------------------------
Investment Return                              $1,056.31
Less Initial Investment                        $1,000.00
                                               ---------
                                                  $56.31  /  $1,000.00 x 100



Total Return:                                       5.63%

DELAWARE GROUP RETIREMENT INCOME FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
INCEPTION
---------------------------------------------------------------------------


Initial Investment                                                  $1,000.00
Beginning OFFER                                                         $8.50
Initial Shares                                                        117.647


   Fiscal       Beginning         Dividends      Reinvested      Cumulative
    Year          Shares         for Period        Shares          Shares

---------------------------------------------------------------------------
    1997         117.647           $0.043          0.568          118.215
---------------------------------------------------------------------------







Ending Shares                                 118.215
Ending NAV                               x      $9.38
                                            ---------
Investment Return                           $1,108.86





Total Return Performance
------------------------
Investment Return                           $1,108.86
Less Initial Investment                     $1,000.00
                                            ---------
                                              $108.86   /   $1,000.00 x 100



Total Return:                                   10.89%

DELAWARE GROUP RETIREMENT INCOME FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
THREE MONTHS
----------------------------------------------------------------------------


Initial Investment                                          $1,000.00
Beginning OFFER                                                 $8.90
Initial Shares                                                112.360


   Fiscal       Beginning         Dividends      Reinvested      Cumulative
    Year          Shares         for Period        Shares          Shares

---------------------------------------------------------------------------
   1997          112.360           $0.000          0.000           112.360
---------------------------------------------------------------------------






Ending Shares                           112.360
Ending NAV                        x       $9.38
                                       ---------
Investment Return                     $1,053.94





Total Return Performance
------------------------
Investment Return                     $1,053.94
Less Initial Investment               $1,000.00
                                      ---------
                                         $53.94  /  $1,000.00 x 100



         Total Return:                     5.39%